UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

March 11, 2010

BookMerge Technology, Inc.

Nevada	333-152837	36-4627722
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

BookMerge Technology, Inc.

1350 W. Horizon Ridge Drive

Suite 1922

Henderson, Nevada 89014

(828) 489-9409

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS. APPOINTMENT OF DIRECTORS & OFFICERS

Frank Rosanna provided notice to BookMerge Technology, Inc. that he is resigning as the Company's President, Chief Executive Officer and Director effective March 10, 2010. On March 10, 2010, the Company appointed Wayne Doss as its Chief Executive Officer effective as of March 11, 2010. Mr. Doss, age 57, has served as CFO and CEO for over 25 years in both Public and Private Companies. He currently serves as the interim President and CEO of Innocent, Inc. and is completing the restructuring and financial reporting requirements of several other development stage public companies. Mr. Doss served as CEO of Keller Industries for 9 years, a $250,000,000 Building Products Company with 4,000 employees. Over the past 5 years Mr. Doss has consulted and served various capacities assisting small public companies with start-ups, interim officer positions, accounting issues and regulatory filings. Mr. Doss is a graduate of the University of Maryland with degrees in accounting and business management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BookMerge Technology, Inc.

________________

(Registrant)

Date: March 11, 2010

By:	/s/ Wayne Doss
Wayne Doss
President, Director
Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer
Treasurer and Director

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